UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2014

The Dolan Company

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33603	43-2004527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 South Ninth Street, Suite 2300 Minneapolis, Minnesota		55402
(Address of Principal Executive Offices)		(Zip Code)

(612) 317-9420

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 7, 2014, The Dolan Company (the “Company”) and other subsidiary borrowers entered into a seventh amendment (the “Amendment”) to its Third Amended and Restated Credit Agreement, dated as of December 6, 2010, among the Company, its consolidated subsidiaries, the lenders from time to time party thereto, U.S. Bank National Association, as a lender, LC issuer, swing line lender, lead arranger, sole bookrunner, and as administrative agent for the lenders, and Wells Fargo Bank, National Association, as a lender and as syndication agent (as heretofore amended, the “Credit Agreement”).

In general, the Amendment provides the Company with access to its revolving facility while the Company and lenders negotiate a term sheet for restructuring the Company’s capital structure. The Amendment provides that Bayside Capital, Inc. and any of its affiliates (“Bayside”), which currently holds participation interests covering a majority of the indebtedness outstanding under the Credit Agreement, can become a lender under the Credit Agreement, and requires that the Company and the lenders under the Credit Agreement reach agreement on a term sheet for restructuring the Company’s capital structure 14 days after the Company receives a restructuring proposal from Bayside. The Amendment also temporarily waives the Company’s default with respect to certain covenants and obligations existing or anticipated as of December 31, 2013. Other changes made by the Amendment include: reducing the aggregate amount available in the revolving credit facility; increasing the applicable interest rate by 2% per annum, with such additional amount added to the outstanding term loans and revolving loans, as applicable; requiring payment of an additional fee equal to 2% of the sum of the outstanding term loans and revolving commitments, with such fee added to the outstanding term loans; and limiting the Company’s ability to make certain restricted payments and enter into agreements with advisors and consultants with respect to capital structure. The Amendment also requires the Company to have engaged a chief restructuring officer. As previously announced, the Company appointed Kevin Nystrom, managing director of Zolfo Cooper, as its chief restructuring officer.

The foregoing description is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10 to this Current Report on Form 8-K and is incorporated by reference herein; the Credit Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 7, 2010 and is incorporated by reference herein; the First Amendment to the Credit Agreement, which was filed as Exhibit 10 to the Company’s Current Report on Form 8-K filed with the SEC on September 30, 2011 and is incorporated by reference herein; the Second Amendment to the Credit Agreement, which was filed as Exhibit 10.49 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and is incorporated by reference herein; the Third Amendment to the Credit Agreement, which was filed as Exhibit 10 to the Company’s Current Report on Form 8-K filed with the SEC on October 10, 2012 and is incorporated by reference herein; the Fourth Amendment to the Credit Agreement, which was filed as Exhibit 10 to the Company’s Current Report on Form 8-K filed with the SEC on January 22, 2013 and is incorporated by reference herein; the Fifth Amendment to the Credit Agreement, which was filed as Exhibit 10 to the Company’s Current Report on Form 8-K filed with the SEC on July 9, 2013 and is incorporated by reference herein; and the Sixth Amendment to the Credit Agreement, which was filed as Exhibit 10 to the Company’s Current Report on Form 8-K filed with the SEC on November 6, 2013 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibits

10	Seventh Amendment to Third Amended and Restated Credit Agreement, dated as of January 7, 2014, by and among the Company, its consolidated subsidiaries, the lenders from time to time party to the Credit Agreement, U.S. Bank National Association, as a lender, LC issuer, swing line lender, and as administrative agent for the lenders, and Wells Fargo Bank, National Association, as a lender and as syndication agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOLAN COMPANY

Date: January 13, 2014	/s/ Vicki J. Duncomb
Name: Vicki J. Duncomb
Its: Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibits

10	Seventh Amendment to Third Amended and Restated Credit Agreement, dated as of January 7, 2014, by and among the Company, its consolidated subsidiaries, the lenders from time to time party to the Credit Agreement, U.S. Bank National Association, as a lender, LC issuer, swing line lender, and as administrative agent for the lenders, and Wells Fargo Bank, National Association, as a lender and as syndication agent.